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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 28, 2001


                                Kitty Hawk, Inc.
               (Exact name of registrant as specified in charter)


          Delaware                         0-25202               75-2564006
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
      incorporation)                                         Identification No.)

     1515 West 20/th/ Street
        P.O. Box 612787
       Dallas/Fort Worth
   International Airport, Texas                                     75261
      (Address of principal                                       (Zip Code)
        executive offices)

       Registrant's telephone number, including area code: (972) 456-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)








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Item 5. Other Events.

          Kitty Hawk, Inc. (the "Company") is filing herewith the Monthly Operating Reports of Debtors and Debtors in Possession for the period ended November 30, 2001 that the Company filed with the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division on December 20, 2001 in connection with the Company's and its subsidiaries' ongoing proceedings under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330), Case No. 400-42069-BJH and Case Nos. 400-42141 through Case Nos. 400-42149, jointly administered under Case No. 400-42141-BJH.

          THE MONTHLY OPERATING REPORTS FILED HEREWITH CONTAIN UNAUDITED FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT ARE SUBJECT TO FUTURE RECONCILIATIONS AND ADJUSTMENTS, INCLUDING SIGNIFICANT WRITE-DOWNS OF ASSET VALUES, WHICH THE COMPANY ANTICIPATES WOULD RESULT IN A DEFICIT IN THE COMPANY'S STOCKHOLDERS' EQUITY.

Item 7. Exhibits.

(c)       Exhibits

          99.1 Monthly Operating Report for Kitty Hawk, Inc. for the Period Ended November 30, 2001 (1)

          99.2 Monthly Operating Report for Kitty Hawk Aircargo, Inc. for the Period Ended November 30, 2001 (1)

          99.3 Monthly Operating Report for Kitty Hawk Charters, Inc. for the Period Ended November 30, 2001 (1)

          99.4 Monthly Operating Report for Kitty Hawk International, Inc. for the Period Ended November 30, 2001 (1)

          99.5 Monthly Operating Report for Kitty Hawk Cargo, Inc. for the Period Ended November 30, 2001 (1)

          99.6 Monthly Operating Report for O.K. Turbines, Inc. for the Period Ended November 30, 2001 (1)

          99.7 Monthly Operating Report for Longhorn Solutions, Inc. for the Period Ended November 30, 2001 (1)

          99.8 Monthly Operating Report for Aircraft Leasing, Inc. for the Period Ended November 30, 2001 (1)

          99.9 Monthly Operating Report for American International Travel, Inc. for the Period Ended November 30, 2001 (1)

          99.10 Monthly Operating Report for Flight One Logistics, Inc. for the Period Ended November 30, 2001 (1)

          --------------------------
          (1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          KITTY HAWK, INC.

Date:  December 28, 2001
                                          By: /s/ Tilmon J. Reeves
                                              --------------------
                                          Name:  Tilmon J. Reeves
                                          Title: Chairman of the Board and
                                                 Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

99.1 Monthly Operating Report for Kitty Hawk, Inc. for the Period Ended November 30, 2001

99.2 Monthly Operating Report for Kitty Hawk Aircargo, Inc. for the Period Ended November 30, 2001

99.3 Monthly Operating Report for Kitty Hawk Charters Inc. for the Period Ended November 30, 2001

99.4 Monthly Operating Report for Kitty Hawk International Inc. for the Period Ended November 30, 2001

99.5 Monthly Operating Report for Kitty Hawk Cargo, Inc. for the Period Ended November 30, 2001

99.6 Monthly Operating Report for OK Turbines, Inc. for the Period Ended November 30, 2001

99.7 Monthly Operating Report for Longhorn Solutions, Inc. for the Period Ended November 30, 2001

99.8 Monthly Operating Report for Aircraft Leasing, Inc. for the Period Ended November 30, 2001

99.9 Monthly Operating Report for American International Travel, Inc. for the Period Ended November 30, 2001

99.10 Monthly Operating Report for Flight One Logistics, Inc. for the Period Ended November 30, 2001